UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 21, 2008

ESS TECHNOLOGY, INC.
(Exact name of registrant as specified in its charter)

California	0-26660	94-2928582
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

48401 FREMONT BOULEVARD	94538
FREMONT, CA	(Zip Code)
(Address of principal executive offices)

Registrant’s telephone number, including area code: (510) 492-1088
N/A
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☑ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement
Item 8.01. Other Events
Item 9.01 Financial Statements and Exhibits
SIGNATURE
EXHIBIT INDEX
EXHIBIT 2.1
EXHIBIT 99.1

Item 1.01. Entry into a Material Definitive Agreement.
On February 21, 2008, ESS Technology, Inc., a California corporation (“ESS”), Echo Technology (Delaware), Inc., a Delaware corporation and a wholly owned subsidiary of ESS (“Delaware Merger Subsidiary”), Semiconductor Holding Corporation, a Delaware corporation and wholly owned subsidiary of Imperium Master Fund, Ltd. (“Parent”), and Echo Mergerco, Inc., a Delaware corporation and a wholly owned subsidiary of Parent (“Merger Subsidiary”) entered into an Agreement and Plan of Merger (the “Merger Agreement”) pursuant to which (i) ESS will, subject to the satisfaction or waiver of the conditions set forth in the Merger Agreement, merge with and into Delaware Merger Subsidiary (the “Reincorporation Merger”), the separate corporate existence of ESS shall cease and Delaware Merger Subsidiary shall be the successor or surviving corporation of the merger (“ESS Delaware”), and (ii) following the Reincorporation Merger, Merger Subsidiary will, subject to the satisfaction or waiver of the conditions set forth in the Merger Agreement, including the consummation of the Reincorporation Merger, merge with and into ESS Delaware (the “Merger”), the separate corporate existence of Merger Subsidiary shall cease and ESS Delaware shall be the successor or surviving corporation of the merger and wholly owned subsidiary of the Parent.
Upon the consummation of the Reincorporation Merger, ESS will become a Delaware corporation, each share of ESS common stock will be converted into one share of ESS Delaware common stock and each option to acquire ESS common stock granted pursuant to ESS’s stock plans and outstanding immediately prior to the consummation of the Reincorporation Merger, whether vested or unvested, exercisable or unexercisable, will be automatically converted into the right to receive one share of ESS Delaware common stock for each share of ESS common stock subject to such option, on the same terms and conditions applicable to the option to purchase ESS common stock (“ESS Delaware Option”).
Upon the consummation of the Merger, (i) ESS Delaware will become a wholly owned subsidiary of Parent and (ii) each share of ESS Delaware common stock will be converted into the right to receive $1.64 in cash, without interest. In addition, options to acquire ESS Delaware common stock granted pursuant to stock plans outstanding immediately prior to the consummation of the Merger, whether vested or unvested, exercisable or unexercisable, will be converted into the right to receive an amount in cash equal to the product obtained by multiplying (x) the aggregate number of shares of ESS Delaware Common Stock subject to such ESS Delaware Option and (y) the excess, if any, of the Merger Consideration less the exercise price per share of ESS Delaware common stock subject to such ESS Delaware Option, after which it shall be cancelled and extinguished.
The parties to the Merger Agreement intend to consummate the Merger as soon as practicable after the Reincorporation Merger and ESS will not consummate the Reincorporation Merger unless the parties are in a position to consummate the Merger.
ESS has made customary representations and warranties in the Merger Agreement and agreed to certain customary covenants, including covenants regarding operation of the business of ESS and its subsidiaries, including Delaware Merger Subsidiary, prior to the closing and covenants prohibiting ESS from soliciting, or providing information or entering into discussions regarding, proposals relating to alternative business combination transactions, except in limited circumstances to permit the board of directors of ESS to comply with its fiduciary duties under applicable law.
The transactions contemplated by the Merger Agreement are subject to ESS shareholder approval, delivery of ESS’s audited financial statements for the year ended December 31, 2007 and other customary closing conditions.
The Merger Agreement contains certain termination rights for both ESS and Parent and further provides that, upon termination of the Merger Agreement under certain circumstances, ESS may be obligated to pay Parent a termination fee of $1,981,000 plus reimbursement of Parent’s and its affiliates’ reasonable expenses incurred in connection with the transactions contemplated by the Merger Agreement up to, but not in excess of, $500,000.
The Merger Agreement contains representations and warranties by ESS and Delaware Merger Subsidiary, on the one hand, and by Parent and Merger Subsidiary, on the other hand, made solely for the benefit of the other. The assertions embodied in those representations and warranties are qualified by information in confidential disclosure schedules that the parties have exchanged in connection with signing the Merger Agreement. The disclosure schedules contain information that modifies, qualifies and creates exceptions to the representations and warranties set forth in the Merger Agreement. Moreover, certain representations and warranties in the Merger Agreement were made as of a specified date, may be subject to a contractual standard of materiality different from what might be viewed as material to shareholders, or may have been used for the purpose of allocating risk between ESS and Delaware Merger Subsidiary, on the one hand, and Parent and Merger Subsidiary, on the other hand. Accordingly, the representations and warranties and other disclosures in the Merger Agreement should not be relied on by any persons as characterizations of the actual state of facts about ESS, Delaware Merger Subsidiary, Parent or Merger Subsidiary at the time they were made or otherwise.

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The foregoing description of the Merger Agreement does not purport to be complete, and is qualified in its entirety by reference to such agreement. A copy of the Merger Agreement is filed as Exhibit 2.1 hereto and is incorporated herein by reference.
Item 8.01. Other Events.
On February 22, 2008, Imperium and ESS issued a joint press release announcing that they had entered into the Merger Agreement. A copy of the press release is furnished as Exhibit 99.1 hereto.
Cautionary Statement Regarding Forward-Looking Statements
This document contains certain forward-looking statements about ESS including statements that involve risks and uncertainties concerning Parent’s proposed acquisition of ESS. Actual events or results may differ materially from those described, expressed or implied in this press release due to a number of risks and uncertainties, many of which are beyond the control of ESS. The potential risks and uncertainties include, among others, the possibility that the transaction will not close or that the closing may be delayed, general economic conditions, industry specific conditions and the possibility that ESS may be adversely affected by other economic, business, and/or competitive factors. In addition, please refer to the documents that ESS files with the Securities and Exchange Commission on Forms 10-K, 10-Q and 8-K. These filings identify and address other important factors that could cause ESS’s financial and operational results to differ materially from those contained in the forward-looking statements set forth in this document. Accordingly, no assurances can be given that any of the events anticipated by the forward-looking statements will transpire or occur, or if any of them do so, what impact they will have on the results of operations or financial condition of ESS. ESS is under no duty to update any of the forward-looking statements after the date of this document to conform to actual results.
Additional Information about the Reincorporation Merger and the Merger and Where to Find it
In connection with the proposed Reincorporation Merger and Merger, ESS and Delaware Merger Sub will file a registration statement on Form S-4, including a proxy statement/prospectus, and other relevant materials in connection with the proposed acquisition of ESS by Parent with the Securities and Exchange Commission (the “SEC”). The materials to be filed by ESS with the SEC may be obtained free of charge at the SEC’s web site at www.sec.gov. ESS security holders and other interested parties will also be able to obtain, without charge, a copy of the proxy statement/prospectus (when it becomes available) by directing a request by mail or telephone to Investor Relations, ESS Technology, 48401 Fremont Blvd, Fremont, California 94538, telephone 1-510-492-1088 or from the Company’s website, www.esstech.com.
Investors and security holders of ESS are urged to read the proxy statement/prospectus and the other relevant materials when they become available before making any voting or investment decision with respect to the proposed Reincorporation Merger and Merger because they will contain important information about the Reincorporation Merger and the Merger, the parties to the Merger Agreement and the common stock of Delaware Merger Subsidiary to be issued in the Reincorporation Merger.
Imperium, ESS and their respective directors, executive officers and other members of management and employees, under SEC rules, may be deemed to be participants in the solicitation of proxies of ESS shareholders and ESS Delaware stockholders in connection with the proposed Reincorporation Merger and the proposed Merger. Information concerning the interests of ESS directors and executive officers who may be deemed to be participants in the solicitation, which may, in some cases, be different than those of ESS shareholders and ESS Delaware stockholders generally, is set forth in the materials filed with the SEC on Form 10-K and will be set forth in the proxy statement/prospectus relating to the merger when it becomes available.
Item 9.01 Financial Statements and Exhibits.
     (d) Exhibits

2.1	Agreement and Plan of Merger, dated as of February 21, 2008, among ESS Technology, Inc., Echo Technology (Delaware), Inc., Semiconductor Holding Corporation, and Echo Mergerco, Inc.*

99.1	Press Release, dated February 22, 2008, of Imperium Partners Group, LLC, and ESS Technology, Inc.

*	Schedules and exhibits omitted pursuant to Item 601(b)(2) of Regulation S-K. ESS will furnish supplementally a copy of any omitted schedule or exhibit to the U.S. Securities and Exchange Commission upon request.

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SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 22, 2008		ESS TECHNOLOGY, INC.

	By:	/s/ Robert L. Blair Robert L. Blair
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

2.1	Agreement and Plan of Merger, dated as of February 21, 2008.

99.1	Press Release, dated February 22, 2008, of Imperium Partners Group, LLC, and ESS Technology, Inc.